Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ Universe Fund of Option Income ETFs (YMAX)

YieldMax™ Magnificent 7 Fund of Option Income ETFs (YMAG)

(the “Funds”)

listed on NYSE Arca, Inc.

September 11, 2024

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated January 16, 2024

Effective immediately, all references to each Fund’s income distributions as “monthly income” and “monthly distributions” within the Prospectus and SAI are hereby replaced with “weekly income” and “weekly distributions.”

Effective immediately, the first sentence in the “Taxation of Shareholders – Distributions” section within the SAI is hereby replaced with the following:

“Each Fund intends to distribute weekly to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and its net tax-exempt income, if any, and on an annual basis any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards).”

Please retain this Supplement for future reference.